MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     December 28, 2007



                                             /s/Thomas P. Meehan
                                             --------------------
                                             Thomas P. Meehan
                                             President


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.

MEEHAN MUTUAL FUNDS, INC.
FORM N-CSR

EXHIBIT 12(B)(II)



                            SECTION 906 CERTIFICATION

Pursuant to 18 U.S.C.   1350, the undersigned officer of Meehan Mutual Funds,
Inc. (the "Company"), hereby certifies, to the best of his knowledge, that the Company's report on Form N-CSR for the period ended October 31, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date:     December 28, 2007



                                             /s/Paul P. Meehan
                                             -----------------
                                             Paul P. Meehan
                                             Treasurer


This certification is being furnished solely pursuant to 18 U.S.C.   1350 and is
not being filed as part of the Report or as a separate disclosure document.

A signed original of this written statement required by 18 U.S.C.   1350 has
been provided to the Company and will be furnished to the U.S. Securities and Exchange Commission or its staff upon request.